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                                                                   EXHIBIT 10.12



                            STOCK PURCHASE AGREEMENT

      This STOCK PURCHASE AGREEMENT (this "Agreement"), is made as of January 21, 2000, by and between DigitalThink, Inc., a Delaware corporation (the "Company) and Tenet Healthcare Corporation, Inc. ("Purchaser").

      WHEREAS, the Purchaser desires to purchase common stock, $.001 par value per share, of the Company (the "Common Stock"); and

      WHEREAS, the Company desires to issue Common Stock to the Purchaser and, in order to induce the Purchaser to purchase the Shares, desires to grant to Purchaser the registration rights with respect to the Shares set forth in the Registration Rights Agreement between the Company and Purchaser dated as of even date herewith (the "Share Registration Rights Agreement");

      NOW, THEREFORE, in consideration of the promises and the representations, warranties and agreements set forth herein, the parties hereto agree as follows:

      1. Purchase of Shares. Subject to the terms and conditions of this Agreement, the Company shall sell to Purchaser, and Purchaser shall purchase from the Company, on the Closing Date (as defined in Section 2), the number of shares of the Company's Common Stock obtained by dividing (a) Four Million Dollars ($4,000,000) by (b) 93% of the per share price paid by the public for the Company's Common Stock in the Company's initial public offering of Common Stock (the "IPO"). Such purchase price per share shall be the "Purchase Price," and each share of Common Stock purchased hereunder shall be a "Share" (and, collectively, the "Shares"). The aggregate Purchase Price for the Shares shall be payable on the Closing Date by wire transfer of immediately available funds. On the Closing Date, upon receipt of such cash consideration, the Company shall deliver to Purchaser a certificate or certificates representing the Shares, registered in the name of Purchaser or its nominee.

      2. The Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place concurrently with the closing of the IPO at the offices of counsel to the Company, subject to the conditions precedent set forth in Section 5 of this Agreement having been satisfied or waived, or at such other time and/or place and/or on such date as the parties may mutually agree (the "Closing Date").

      3. Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

      (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify could be reasonably expected to have a material adverse effect on the condition (financial or other), business, properties, or results of operations of the Company (a "Material Adverse Effect").


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      (b) Authorization; Enforceability. The Company, its officers, directors and stockholders have taken all action necessary to authorize, execute and deliver this Agreement and to consummate the transactions contemplated herein. This Agreement and the Share Registration Rights Agreement each has been duly executed by the Company and is a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

      (c) Valid Issuance of Shares. The Shares (i) are duly authorized by the Company's articles of incorporation, (ii) are duly authorized to be issued by the Company's board of directors, (iii) when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free of any preemptive rights, taxes, security interests, adverse claims or restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws. Assuming the accuracy of the representations and warranties contained in Section 4 hereof, the offer and sale of the Shares as contemplated hereby are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") and under applicable state securities and "blue sky" laws, as currently in effect.

      (d) Compliance with Other Documents. Neither the execution or delivery of this Agreement or the Share Registration Rights Agreement, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof conflict with or will result in a breach or violation of or default under any of the terms, conditions or provisions of (i) the Company's organizational documents or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which it is a party or by which it or its assets are bound.

      (e) No Consents. Other than consents obtained as of the date hereof, no consent or approval, authorization, order, registration or qualification of or with any governmental entity or any other person is required for the execution and delivery of this Agreement and the Share Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby.

      (f) Registration Statement. The Company's registration statement on Form S-1, as amended (Registration No. 333- 92429) (the "Registration Statement") and each amendment or supplement thereto did not or will not, at the time filed with the Securities and Exchange Commission, and will not, at the time it becomes effective, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (g) Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.



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      (h)   Capitalization.  The Company's capitalization information
contained in the Registration Statement is complete and accurate as of the dates specified therein.

      (i) Litigation. Except as disclosed in the Registration Statement, there are no actions, proceedings or investigations pending against the Company, that, either individually or in the aggregate, could be reasonably expected to have a Material Adverse Effect.

      (j) Intellectual Property. Except as disclosed in the Registration Statement, the Company owns, possesses or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively "Intellectual Property Rights") necessary to conduct the business now operated by it, or presently employed by it, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights.

      (k) Financial Statements. The financial statements included in the Registration Statement present fairly the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Registration Statement, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States, and such principles have been applied on a consistent basis.

      (l) Changes. Except as disclosed in the Registration Statement, since the date of the latest audited financial statement included in the Registration Statement, there has been no change, development or event that has had or could reasonably be expected to have Material Adverse Effect.

      (m) Taxes. The Company has filed on a timely basis all tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith and except to the extent that a reserve has been reflected on the Company's financial statements in accordance with generally accepted accounting principles. The provision for taxes of the Company as shown in the Company's financial statements is adequate for taxes due or accrued as of the date thereof.

      4. Representations and Warranties by Purchaser. Purchaser hereby represents and warrants to the Company as follows:

      (a) Authorization. This Agreement constitutes the valid and legally binding obligation of Purchaser enforceable against it in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

      (b) Accredited Investor. Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

      (c) Investigation. Purchaser has carefully reviewed this Agreement and has had the opportunity to make detailed inquiry concerning the Company, its business and its personnel.



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Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from the Company that Purchaser considers necessary for purposes of purchasing the Shares. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of Purchaser to rely thereon.

      (d) Restricted Securities. Purchaser understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold only if they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

      (e) Purchase for Own Account. Purchaser is acquiring the Shares for Purchaser's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Purchaser has no present agreement, understanding or arrangement to subdivide, sell, assign or otherwise dispose of all or any part of the Shares.

      5. Conditions to the Closing. The obligation of each of the parties hereto to consummate the transactions contemplated hereby is subject to (i) the concurrent consummation of the IPO, (ii) there being in effect no law, rule, regulation, order or injunction which prohibits or makes illegal the consummation of the transaction contemplated hereby and (iii) (a) in the case of Purchaser, the accuracy as of the date when made and as of the Closing Date (as if they had been made on and as of the Closing Date) of the representations and warranties of the Company set forth herein and (b) in the case of the Company, the accuracy as of the date when made and as of the Closing Date (as if they had been made on and as of the Closing Date) of the representations and warranties of Purchaser set forth herein.

      6. Restrictions on Transfer.

      (a) Agreement Not to Transfer. The Shares and the rights under this Agreement may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of (each, a "Transfer") only (i) pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act in accordance with Rule 144 or another available exemption or (ii) to the Company.

      (b) Restrictive Legend. Unless and until otherwise permitted by this
Section 6, each certificate representing the Shares and any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing the legend set forth below shall be stamped or otherwise imprinted with a legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, CONVEYED, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT IN



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COMPLIANCE WITH SUCH ACT AND LAWS. THE SECURITIES REPRESENTED BY THIS
CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCK PURCHASE AGREEMENT, DATED AS OF JANUARY 21, 2000. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF DIGITALTHINK, INC."

      (c) Termination of Restrictions. The restrictions imposed by this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular certificate evidencing the Shares or shares of capital stock when (i) such certificate or Shares shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or (ii) in the opinion of counsel for Purchaser (if such opinion is reasonably satisfactory in form and substance to the Company), such restrictions are no longer required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 6 shall terminate as to any certificate of Shares, as hereinabove provided, the holder thereof shall be entitled to receive from the Company without expense, a new certificate for Shares not bearing the restrictive legend set forth in Subsection (b) of this Section.

      7. Miscellaneous.

      (a) Supplements and Amendments. This Agreement may be supplemented, amended or waived only by a subsequent writing signed by each of the parties hereto.

      (b) Use of Purchaser's Name. The Company shall not, unless prior written consent is given by Purchaser (which consent shall not to be unreasonably withheld), create or disseminate any publicity using the name of Purchaser or any of its affiliates, or any trade name or mark thereof, except, and only to the extent, as may be required by law or legal process, including, without limitation, federal and state securities laws and filings with the Securities and Exchange Commission.

      (c) Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      (d) Successors and Assigns. Except as otherwise provided herein, this Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and assigns.

      (e) Entire Agreement. This Agreement is intended by the parties as the final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement.

      (f) Applicable Law; Venue. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State applicable to contracts made and to be performed wholly within said



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State without regard to the conflict of law principles thereof. Venue for any action to enforce the provisions of this agreement shall be exclusive in the federal and state courts located in the City of New York in the State of New York.

      (g) Waiver of Trial by Jury. EACH OF THE PARTIES HERETO HEREBY (i) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND (ii) WAIVES SUCH RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST AS TO ANY ISSUE WITH RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Such waiver of right to trial by jury is separately given, knowingly and voluntarily, by each of the parties hereto, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Each of the parties hereto is hereby authorized and requested to submit this Agreement to any court having jurisdiction, so as to serve as conclusive evidence of the other party's waiver of the right to trial by jury. Further, each of the parties hereto hereby certifies that no representative or agent of such party has represented, expressly or otherwise, to each of the parties hereto that the parties will not seek to enforce this waiver of right to trial by jury.

      (h) Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the Agreement.

      (i) Non-Waiver. No provision of this Agreement shall be deemed to have been waived, unless such waiver is contained in a written notice given to the party claiming such waiver has occurred, and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

      (j) Expenses. Each party shall pay its own expenses and costs incurred or to be incurred in negotiating, closing and carrying out the transactions contemplated hereby, irrespective of whether such transactions are actually consummated.

      (k) Termination Prior to the Closing.This Agreement shall terminate prior to the Closing if the Closing does not occur within 40 calendar days from the date hereof.



                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]



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      IN WITNESS WHEREOF, the parties hereto have duly executed this Stock
Purchase Agreement as of the date first above written.

      THE COMPANY:

      DIGITALTHINK, INC.

      By:
         -----------------------------------

      Name:

      Title:

      PURCHASER:

      TENET HEALTHCARE CORPORATION

      By:
         -----------------------------------

      Name:

      Title:




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